Exhibit 32.2
CERTIFICATION OF CHIEF ACCOUNTING OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Siddharth Sitaram, Chief Accounting Officer of Doximity, Inc. (the “Company”), do hereby certify, to the best of my knowledge and pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
•the Quarterly Report on Form 10-Q of the Company for the period ended December 31, 2025 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
•the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	February 5, 2026
		By:	/s/ Siddharth Sitaram
Chief Accounting Officer (Interim Principal Financial Officer and Interim Principal Accounting Officer)